UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10503

Name of Fund: BlackRock New York Municipal 2018 Term Trust (BLH)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal         2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended June 30, 2015

Municipal Market Conditions

Municipal bonds generated positive performance throughout most of the period, thanks to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed was poised to normalize U.S. rates. During the 12 months ended June 30, 2015, municipal bond funds garnered net inflows of approximately $26 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $397 billion (considerably higher than the $309 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of June 30, 2015
6 months: 0.01%
12 months: 3.00%

A Closer Look at Yields

From June 30, 2014 to June 30, 2015, yields on AAA-rated 30-year municipal bonds finished where they began, at 3.28%, while 10-year rates increased 2 bps from 2.26% to 2.28% and 5-year rates increased 18 bps from 1.20% to 1.38% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 35 bps and the spread between 2- and 10-year maturities flattened by 33 bps.

During the same time period, U.S. Treasury rates fell by 23 bps on 30-year bonds, 18 bps on 10-year bonds and were unchanged on 5-year bonds. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the long-end of the curve as a result of increased supply and limited demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment.

Financial Conditions of Municipal Issuers

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JUNE 30, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment advisor will be higher than if the Trust did not use leverage.

To obtain leverage, each Trust has issued Auction Market Preferred Shares (“AMPS” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

SEMI-ANNUAL REPORT	JUNE 30, 2015	5

Trust Summary as of June 30, 2015	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2015 ($14.87)[1]	2.24%
Tax Equivalent Yield[2]	4.56%
Current Monthly Distribution per Common Share[3]	$0.0277
Current Annualized Distribution per Common Share[3]	$0.3324
Economic Leverage as of June 30, 2015	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

Performance

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[6]
BJZ[4]	(1.17)%	0.50%
Lipper California Municipal Debt Funds[5]	(0.94)	0.16

[4]	All returns reflect reinvestment of dividends and/or distributions.

[5]	Average return.

[6]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The Trust is scheduled to mature on or about December 31, 2018, and it therefore holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.

•

Consistent improvement in the state of California’s credit fundamentals caused yield spreads on tax-backed bonds to decline, benefiting the Trust’s absolute performance. (Prices rise when yields fall). The Trust’s duration was below that of its peer group — Lipper California Municipal Debt Funds, which benefited performance as rates moved higher and the yield curve steepened. (Duration is a measure of interest rate sensitivity). In addition, the prices of holdings with maturities near the Trust’s scheduled termination of December 31, 2018 were less affected by rising yields than longer-dated bonds. The Trust does not hold bonds maturing beyond seven years. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period.

•

The Trust’s exposure to zero coupon bonds detracted from its return, as these longer-duration instruments experienced larger negative price performance than current coupon bonds in the environment of rising yields.

•

The Trust’s performance was also helped by its zero weighting in Puerto Rico bonds, which suffered significant price declines as Puerto Rico’s governor signaled his intention to seek a broad-based restructuring of the island’s debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$14.87	$15.24	(2.43)%	$15.70	$14.76
Net Asset Value	$15.18	$15.30	(0.78)%	$15.42	$15.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	6/30/15	12/31/14
Utilities	25%	24%
County/City/Special District/School District	24	24
State	15	15
Health	12	11
Education	9	9
Transportation	7	10
Corporate	6	5
Housing	2	2

Credit Quality Allocation[1]	6/30/15	12/31/14
AAA/Aaa	2%	2%
AA/Aa	67	72
A	18	16
BBB/Baa	8	8
N/R2	5	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2015 and December 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 3% and less than 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	13%
2016	1
2017	5
2018	45
2019	21

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JUNE 30, 2015	7

Trust Summary as of June 30, 2015	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2015 ($15.28)[1]	3.69%
Tax Equivalent Yield[2]	6.52%
Current Monthly Distribution per Common Share[3]	$0.0470
Current Annualized Distribution per Common Share[3]	$0.5640
Economic Leverage as of June 30, 2015[4]	1%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[7]
BPK[5]	(3.49)%	0.39%
Lipper Intermediate Municipal Debt Funds[6]	(0.14)	0.07

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The Trust is scheduled to mature on or about December 31, 2018, and it therefore holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.

•

Positions in the state tax-backed sector detracted from performance, as yield spreads widened on Illinois state general obligation and New Jersey state appropriated bonds due to increasing concerns regarding unfunded pension liabilities and future budget gaps. The Trust’s exposure to zero coupon bonds also detracted from its return, as these longer-duration instruments experienced larger negative price performance than current coupon bonds in the environment of rising yields.

•

The Trust’s duration was below that of its peer group - Lipper Intermediate Municipal Debt Funds, which benefited performance as rates moved higher and the yield curve steepened. (Duration is a measure of interest rate sensitivity). In addition, the prices of holdings with maturities near the Trust’s scheduled termination of December 31, 2018 were less affected by rising yields than longer-dated bonds. The Trust does not hold bonds maturing beyond nine years. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. The transportation and corporate-backed sectors were among the top contributors to performance.

•

The Trust’s performance was also helped by its zero weighting in Puerto Rico bonds, which suffered significant price declines as Puerto Rico’s governor signaled his intention to seek a broad-based restructuring of its debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$15.28	$16.13	(5.27)%	$16.28	$15.21
Net Asset Value	$15.53	$15.76	(1.46)%	$15.85	$15.48

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	6/30/15	12/31/14
County/City/Special District/School District	19%	17%
Transportation	19	19
State	16	21
Health	12	11
Education	10	9
Corporate	10	9
Utilities	8	8
Housing	6	6

Credit Quality Allocation[1]	6/30/15	12/31/14[2]
AAA/Aaa	7%	9%
AA/Aa	24	22
A	39	42
BBB/Baa	15	13
BB/Ba	6	5
N/R3	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Information has been revised to conform to current year presentation.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2015 and June 30, 2014 the market value of unrated securities deemed by the investment advisor to be investment grade each represents 6%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	10%
2016	8
2017	9
2018	54
2019	13

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JUNE 30, 2015	9

Trust Summary as of June 30, 2015	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2015 ($14.88)[1]	2.06%
Tax Equivalent Yield[2]	4.17%
Current Monthly Distribution per Common Share[3]	$0.0256
Current Annualized Distribution per Common Share[3]	$0.3072
Economic Leverage as of June 30, 2015	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

Performance

Returns for the six months ended June 30, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value[6]
BLH[4]	0.58%	0.52%
Lipper New York Municipal Debt Funds[5]	0.98	(0.05)

[4]	All returns reflect reinvestment of dividends and/or distributions.

[5]	Average return.

[6]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The Trust is scheduled to mature on or about December 31, 2018, and it therefore holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.

•

Rates moved higher and the yield curve steepened during the period, as investors reacted to the growing likelihood that the U.S. Federal Reserve will raise interest rates before the end of the year. In this environment, the Trust benefited from having a duration (interest-rate sensitivity) below that of its peer group - Lipper New York Municipal Debt Funds. (Bond prices fall as yields rise). In addition, the prices of holdings with maturities near the Trust’s scheduled termination of December 31, 2018 were less affected by rising yields than longer-dated bonds.

•	Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period, as the coupon income was greater than the price declines on bonds held in the portfolio.

•

New York has a broad economic base with high wealth levels, and the state has exhibited improved credit fundamentals during the economic recovery. These trends benefited the Trust’s positions in the tax-backed state and local and education sectors, which were among the top contributors to performance during the period.

•

The Trust’s performance was also helped by its zero weighting in Puerto Rico bonds, which suffered significant price declines as Puerto Rico’s governor signaled his intention to seek a broad-based restructuring of the island’s debt.

•	There were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	JUNE 30, 2015

BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	6/30/15	12/31/14	Change	High	Low
Market Price	$14.88	$14.95	(0.47)%	$15.19	$14.65
Net Asset Value	$15.13	$15.21	(0.53)%	$15.38	$15.05

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	6/30/15	12/31/14
County/City/Special District/School District	42%	37%
Transportation	17	19
Education	10	17
State	10	10
Utilities	8	6
Housing	7	6
Health	4	3
Corporate	2	2

Credit Quality Allocation[1]	6/30/15		12/31/14
AAA/Aaa	23%		17%
AA/Aa	56		58
A	9		11
BBB/Baa	6		8
B	1		—
N/R	5	[2]	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2015 the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	5%
2016	1
2017	3
2018	55
2019	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JUNE 30, 2015	11

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 92.7%
Corporate — 5.3%
California Municipal Finance Authority, Refunding RB, Series A:
3.00%, 1/01/17	$425	$435,268
3.00%, 1/01/18	440	452,976
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (a)	2,020	2,166,329
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,177,053

		5,231,626
County/City/Special District/School District — 23.0%
City & County of San Francisco California, GO, Refunding, Series R-1, 5.00%, 6/15/18	1,640	1,835,275
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,065,330
4.75%, 5/01/21	1,115	1,171,029
Fontana Public Finance Authority California, Refunding, Tax Allocation Bonds, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,397,512
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,572,550
Jurupa Public Financing Authority, Refunding, Special Tax Bonds, Series A, 4.00%, 9/01/18	380	408,876
Lathrop Financing Authority, RB, Water Supply Project, 5.80%, 6/01/21	470	475,193
Lodi Unified School District California, GO, Refunding (AGM), 4.00%, 8/01/18	1,000	1,087,790
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	218,398
Los Angeles Unified School District California, GO, Election of 2004, Series H (AGM), 5.00%, 7/01/17 (b)	300	325,674
Los Banos Unified School District California, GO, Election of 2008 (AGM), 5.00%, 8/01/17 (b)	475	521,778
San Marcos Unified School District California, GO, CAB (c):
0.00%, 8/01/17	385	374,963
0.00%, 8/01/18	500	473,725
Santa Clara Unified School District California, GO, Election of 2004, Series A, 5.00%, 7/01/18	1,690	1,892,141
Stockton East Water District California, COP, Refunding, Series B (NPFGC), 0.00%, 4/01/19 (c)	4,590	3,689,488

		22,509,722
Municipal Bonds	Par (000)	Value
California (continued)
Education — 8.7%
State of California Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,415,483
University of California, Refunding RB:
General, Series AB, 5.00%, 5/15/19	2,500	2,871,250
Series A, 5.00%, 11/01/18	900	1,017,792
Series S, 5.00%, 5/15/18 (d)	5	5,575
Series S, 5.00%, 5/15/18	1,995	2,229,393

		8,539,493
Health — 11.3%
California Health Facilities Financing Authority, RB:
Scripps Health, Series A, 5.00%, 10/01/18	750	840,885
Sutter Health, Series B, 5.00%, 8/15/19	1,430	1,646,345
California Health Facilities Financing Authority, Refunding RB:
Adventist Health System/West, Series A, 4.00%, 3/01/18	1,000	1,071,350
Sutter Health, Series D, 5.00%, 8/15/18	515	576,954
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series E-1, 5.00%, 4/01/44 (a)	4,700	5,056,401
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/18	300	329,775
Huntington Memorial Hospital, Series B, 5.00%, 7/01/18	500	556,030
County of Los Angeles California Redevelopment Authority, Refunding, Tax Allocation Bonds, South Gate Redevelopment Project No. 1 and Claremont Consolidated Redevelopment Project, Series A, 4.00%, 9/01/18	850	925,531

		11,003,271
Housing — 1.7%
California HFA, RB, Series A (Fannie Mae):
3.20%, 8/01/18	535	563,323
3.50%, 2/01/19	1,020	1,086,371

		1,649,694
State — 11.8%
State of California, GO, Refunding:
5.00%, 9/01/18	3,400	3,822,382
5.00%, 11/01/20	20	20,080
Various Purpose, 5.25%, 10/01/22	4,000	4,853,160
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,030
State of California, GO, Refunding, Series A:
5.00%, 7/01/18 (d)	560	626,982
5.00%, 7/01/18	160	180,051

Portfolio Abbreviations
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	PSF-GTD	Permanent School Fund Guaranteed
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds	RB	Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	HDA	Housing Development Authority	SBPA	Stand-by Bond Purchase Agreements
AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority	S/F	Single-Family
ARB	Airport Revenue Bonds	ISD	Independent School District
CAB	Capital Appreciation Bonds	LRB	Lease Revenue Bonds
COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
State (concluded)
State of California Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	$2,020	$2,020,404

		11,533,089
Transportation — 6.9%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	558,140
Port of Oakland California, Refunding RB, Series O, AMT:
5.00%, 5/01/18	2,500	2,765,825
5.00%, 5/01/19	3,000	3,395,580

		6,719,545
Utilities — 24.0%
California State Department of Water Resources, Refunding RB:
Series H, 5.00%, 5/01/18 (b)	2,500	2,784,125
Series H, 5.00%, 5/01/22	1,000	1,110,810
Series L, 5.00%, 5/01/19	2,000	2,293,000
Series N, 5.00%, 5/01/19	3,500	4,012,750
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 8/01/18	1,000	1,085,250
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,128,820
Contra Costa California Water Authority, Refunding RB, California Water Treatment, Series A, 3.00%, 10/01/18	900	955,071
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,199,470
Cucamonga Valley California Water District, Refunding RB, Series A (AGM):
4.00%, 9/01/18	325	354,302
3.00%, 9/01/19	375	400,567
4.00%, 9/01/19	325	360,302
Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/18	600	673,098
Los Angeles California Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 7/01/19	2,500	2,870,200
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Sacramento California Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	400	449,436
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 7/01/18	685	743,944

		23,421,145
Total Municipal Bonds in California		90,607,585

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	240	273,941
U.S. Virgin Islands — 2.8%
State — 2.8%
Virgin Islands Public Finance Authority, RB, Series A:
5.00%, 10/01/16	930	972,771
5.00%, 10/01/17	970	1,041,528
5.00%, 10/01/18	670	733,080
Total Municipal Bonds in U.S. Virgin Islands		2,747,379
Total Long-Term Investments (Cost — $90,089,626) — 95.8%		93,628,905

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (e)(f)	3,284,934	3,284,934
Total Short-Term Securities (Cost — $3,284,934) — 3.4%		3,284,934
Total Investments (Cost — $93,374,560) — 99.2%		96,913,839
Other Assets Less Liabilities — 0.8%		766,742

Net Assets Applicable to Common Shares — 100.0%		$97,680,581

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BIF California Municipal Money Fund	63,656	3,221,278	3,284,934	—

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	13

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

•

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$93,628,905	—	$93,628,905
Short-Term Securities	$3,284,934	—	—	3,284,934

Total	$3,284,934	$93,628,905	—	$96,913,839

[1] See above Schedule of Investments for values in each sector.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.2%
Alabama 21st Century Authority, Refunding RB, Series A, 5.00%, 6/01/18	$500	$552,140
California — 8.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	2,958,815
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23 (a)	6,500	6,661,070
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	4,055	4,348,744
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities Lease, LAXFuel Corp., AMT:
5.00%, 1/01/17	450	478,247
5.00%, 1/01/18	930	1,017,122
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,283,363

		19,747,361
Colorado — 2.6%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School, 4.00%, 8/15/18	175	187,518
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/17	515	540,966
4.00%, 12/01/18	540	572,999
Park Creek Metropolitan District Colorado, Refunding RB, Senior Limited Property Tax, 5.25%, 12/01/20	5,010	5,111,653

		6,413,136
Delaware — 0.3%
Delaware State Economic Development Authority, RB, State University Project, 5.00%, 10/01/18	735	819,202
Florida — 5.1%
County of Broward Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,387,531
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,381,937
County of Indian River School Board, COP, Refunding, Series A, 5.00%, 7/01/18	600	666,294
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	2,000	2,221,700
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center, 4.00%, 11/15/18	250	269,228
Miami-Dade County School Board Foundation Inc., COP, Refunding, Series A, 5.00%, 5/01/18	1,500	1,661,565
Pine Island Community Development District, RB, 5.30%, 11/01/10 (b)(c)	400	224,380
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (b)(c)	2,270	1,691,990

		12,504,625
Guam — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	620	707,680
Municipal Bonds	Par (000)	Value
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living Revenue, 5.00%, 11/15/18	$370	$401,124
Illinois — 7.9%
City of Chicago Illinois, RB, General Airport, 3rd Lien, Series A (AMBAC):
5.00%, 1/01/19	5,000	5,114,400
5.00%, 1/01/20	3,000	3,068,310
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,538,465
Series A, 5.00%, 11/15/18	1,000	1,110,650
State of Illinois, GO (AGM), 5.00%, 4/01/18	465	498,266
State of Illinois, GO, Refunding, 5.00%, 8/01/18	2,500	2,667,800
State of Illinois, RB, Build Illinois, Series B:
5.00%, 6/15/18 (d)	355	395,818
Unrefunded Balance, 5.00%, 6/15/18	1,645	1,819,715
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (e)	2,250	2,250,293

		19,463,717
Indiana — 3.2%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	2,755	2,433,740
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	1,715	1,807,936
Indiana State Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/19	875	984,226
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,655,275

		7,881,177
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	3,720	3,978,763
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,796,525
Kentucky — 3.5%
County of Kenton Kentucky School District Finance Corp., Refunding RB, 2.50%, 6/01/18	3,210	3,327,004
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 12/01/18	1,755	1,967,390
Kentucky Housing Corp., RB, S/F Housing, Series C, AMT, 4.63%, 7/01/22	3,195	3,244,331

		8,538,725
Maryland — 3.6%
Maryland Health & Higher Educational Facilities Authority, 5.00%, 7/01/18 (f)	400	438,236
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	1,685	1,805,545
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,103,010

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/19	$5,000	$5,583,900

		8,930,691
Michigan — 3.7%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,221,628
Michigan State Finance Authority, Refunding RB, AMT:
5.00%, 11/01/17	2,275	2,441,439
5.00%, 11/01/18	2,100	2,303,658
Michigan State Hospital Finance Authority, Refunding RB, Oakwood Obligation Group, Series A, 5.00%, 7/15/17 (e)	1,000	1,084,590
Michigan State Housing Development Authority, Refunding RB, Series B, 4.15%, 4/01/18	1,000	1,068,120

		9,119,435
Missouri — 0.8%
City of Kansas City Missouri, Refunding ARB, AMT, Series A, 5.00%, 9/01/18	1,750	1,950,340
Nebraska — 1.7%
Central Plains Energy Project, RB, Gas Project (Project No. 3), 5.00%, 9/01/17	2,330	2,480,122
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/17 (e)	1,500	1,597,650

		4,077,772
Nevada — 4.3%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	925	931,901
County of Clark Nevada, Refunding, Special Assessment Bonds, Improvement District No. 142, Mountain’s Edge, 4.00%, 8/01/18	3,900	4,012,905
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26 (a)	5,120	5,588,838

		10,533,644
New Jersey — 13.0%
New Jersey EDA, Refunding RB:
3.25%, 1/01/18	250	250,327
Cigarette Tax Revenue, 5.00%, 6/15/18	5,000	5,408,950
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.50%, 4/01/16	2,865	2,926,512
New Jersey Educational Facilities Authority, RB, Seton Hall University, Series D, 5.00%, 7/01/18	320	353,459
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (d)	2,500	2,918,000
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	936,768
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,602,435
Barnabas Health, Series A, 5.00%, 7/01/18	2,000	2,185,040
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	$1,915	$1,962,588
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 1/01/18	1,350	1,480,680
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.00%, 6/15/18	2,000	2,141,680
Transportation Program, Series AA, 5.00%, 6/15/18	2,000	2,141,680
Transportation System, Series A, 5.75%, 6/15/18	1,320	1,441,572
Transportation System, Series A (AMBAC), 5.75%, 6/15/18	2,070	2,260,647
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	3,635	3,960,878
South Jersey Transportation Authority LLC, Refunding RB, Series A, 5.00%, 11/01/20	200	220,300

		32,191,516
New York — 7.6%
City of New York New York, GO, Sub-Series F-1:
5.00%, 9/01/15 (e)	7,365	7,423,920
Unrefunded Balance, 5.00%, 9/01/18	135	136,104
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,126,730
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	8,000	8,854,560
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,200	1,358,292

		18,899,606
North Carolina — 1.0%
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	2,355	2,402,642
North Dakota — 0.6%
North Dakota HFA, RB, S/F Housing, 1.15%, 1/01/18	1,425	1,423,247
Ohio — 1.4%
State of Ohio, GO, Refunding, Higher Education, Series B, 5.00%, 8/01/18	3,000	3,364,710
Oklahoma — 0.4%
County of Canadian Oklahoma Educational Facilities Authority, RB, Mustang Public Schools Project, 4.00%, 9/01/18	1,000	1,075,130
Pennsylvania — 6.4%
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
4.00%, 1/01/18	1,380	1,450,159
Diakon Lutheran, 5.75%, 1/01/19	2,375	2,706,835
Lancaster Industrial Development Authority, Refunding RB, Garden Spot Village Project:
5.00%, 5/01/16	300	308,298
5.00%, 5/01/17	1,175	1,228,803
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 1/15/18	1,000	1,077,930
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/18	2,100	2,338,287

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	$1,000	$1,032,080
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project:
4.00%, 10/01/17	275	283,850
4.00%, 10/01/18	560	581,974
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Drexel University, Series A, 5.00%, 5/01/18	1,000	1,103,880
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/18	1,500	1,662,930
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,123,840
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/18	900	997,614

		15,896,480
Texas — 12.8%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	2,037,340
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD), 0.00%, 2/15/18 (g)	1,615	1,554,906
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 5.75%, 1/01/18	750	829,380
City of Dallas Texas, GO, Refunding, 5.00%, 2/15/18	3,500	3,871,910
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,794,300
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 7/01/18	1,000	1,107,990
Houston ISD Public Facilities Authority, RB, 5.00%, 9/15/18	5,000	5,604,600
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 5/15/18	5,000	5,542,650
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/17	160	165,594
4.00%, 4/01/18	405	422,152
4.00%, 4/01/18	280	292,465
4.00%, 4/01/20	165	178,446
North Texas Tollway Authority, Refunding RB, Series C, 5.00%, 1/01/19	2,215	2,489,062
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,805,679

		31,696,474
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,094,150
Municipal Bonds	Par (000)	Value
Virginia — 2.0%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	$1,230	$1,387,957
Virginia College Building Authority, Refunding RB, Series A, 5.00%, 7/01/18	785	849,244
Virginia HDA, Refunding RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,754,538

		4,991,739
Washington — 1.5%
Energy Northwest, Refunding RB, Wind Project Revenue, 5.00%, 7/01/18	2,865	3,177,084
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	558,890

		3,735,974
Wisconsin — 1.9%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,046,098
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,112,270
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/19	1,265	1,426,705

		4,585,073
Total Municipal Bonds — 97.1%		239,772,798
Municipal Bonds Transferred to Tender Option Bond (TOB) Trusts (h)
Illinois — 2.2%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,508,650
Total Long-Term Investments (Cost — $238,686,811) — 99.3%		245,281,448

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (i)(j)	3,882,718	3,882,718
Total Short-Term Securities (Cost — $3,882,718) — 1.6%		3,882,718
Total Investments (Cost — $242,569,529) — 100.9%		249,164,166
Other Assets Less Liabilities — 0.6%		1,637,909
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5%)		(3,752,024)

Net Assets Applicable to Common Shares — 100.0%		$247,050,051

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$438,236	$680

(g)	Zero-coupon bond.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
FFI Institutional Tax-Exempt Fund	4,625,172	(742,454)	3,882,718	$10,589

(j)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements. As of June 30, 2015, the following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$245,281,448	—	$245,281,448
Short-Term Securities	$3,882,718	—	—	3,882,718

Total	$3,882,718	$245,281,448	—	$249,164,166

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, TOB Trust Certificates of $3,750,000 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 91.5%
Corporate — 2.2%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
4.00%, 6/01/17	$350	$367,787
4.00%, 6/01/18	350	373,758
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia Airport, AMT, 9.13%, 12/01/15	480	487,493

		1,229,038
County/City/Special District/School District — 39.9%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/18	5,000	5,533,750
Sub-Series H-2, 5.00%, 6/01/20	3,470	4,008,474
City of New York New York Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,537,620
City of Rochester New York, GO, Refunding, Series I, 4.00%, 8/15/18	2,000	2,175,920
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, New York City Recovery, Sub-Series 3H (Royal Bank of Canada SBPA), 0.02%, 11/01/22 (a)	1,180	1,180,000
New York State Dormitory Authority, RB, General Purpose, Series E, 5.00%, 8/15/19	1,500	1,718,295
New York State Dormitory Authority, Refunding RB, Series A:
3rd General Resolution, State University Educational Facilities, 4.00%, 5/15/18	1,000	1,084,920
4.00%, 7/01/18	310	334,571
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	860,302
Owego Apalachin Central School District, GO, Refunding (AGM), 4.00%, 6/15/18	1,015	1,092,810
State of New York, GO, Series E, 5.00%, 12/15/20	2,000	2,365,080

		21,891,742
Education — 9.9%
City of New York New York Transitional Finance Authority, Refunding RB, Subordinate, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,309,860
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/21	250	288,115
New York State Dormitory Authority, RB, Series C:
Pratt Institute (AGC), 5.00%, 7/01/19	600	680,040
School Districts Financing Program, 4.00%, 10/01/18	535	581,117
New York State Dormitory Authority, Refunding RB:
Mental Health Services, 5.00%, 8/15/18 (b)	5	5,603
Teachers College, Series A, 5.00%, 7/01/17	200	216,322
Teachers College, Series A, 5.00%, 7/01/18	250	277,545
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	600	656,064
5.00%, 6/01/19	400	446,480

		5,461,146
Health — 3.5%
New York State Dormitory Authority, Refunding RB, Miriam Osborn Memorial Home, 2.50%, 7/01/18	1,890	1,915,194
Municipal Bonds	Par (000)	Value
New York (concluded)
Housing — 7.0%
New York Mortgage Agency, Refunding RB, 35th Series, S/F Housing, AMT, 4.50%, 10/01/20	$2,020	$2,023,656
New York State Dormitory Authority, Refunding RB, Series A:
North Shore Long Island Jewish, 5.00%, 5/01/18	615	677,010
North Shore Long Island Jewish, 4.00%, 5/01/19	250	271,233
North Shore Long Island Jewish, 5.00%, 5/01/19	650	730,788
State University Educational Facilities, 5.88%, 5/15/17	125	133,068

		3,835,755
State — 6.1%
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	2,000	2,213,640
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	592,113
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	559,435

		3,365,188
Transportation — 16.0%
Metropolitan Transportation Authority, Refunding RB, Series C, 5.00%, 11/15/18	1,965	2,208,974
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	1,750	1,953,998
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	300	339,573
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/18	900	1,008,162
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 4.00%, 11/15/18	3,000	3,288,510

		8,799,217
Utilities — 6.9%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,111,450
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series FF, 5.00%, 6/15/20	2,000	12,336,020
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB, Water System, 4.00%, 4/01/18	300	320,946

		3,768,416
Total Municipal Bonds in New York		50,265,696

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	140	159,799
U.S. Virgin Islands — 3.4%
State — 3.4%
Virgin Islands Public Finance Authority, RB, Series A:
5.00%, 10/01/16	630	658,974
5.00%, 10/01/17	665	714,037
5.00%, 10/01/18	460	503,309
Total Municipal Bonds in U.S. Virgin Islands		1,876,320
Total Long-Term Investments (Cost — $50,890,270) — 95.2%		52,301,815

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (c)(d)	2,332,915	2,332,915
Total Short-Term Securities (Cost — $2,332,915) — 4.2%		2,332,915
Total Investments (Cost — $53,223,185) — 99.4%		54,634,730
Other Assets Less Liabilities — 0.6%		316,146

Net Assets Applicable to Common Shares — 100.0%		$54,950,876

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income	Realized Gain
BIF New York Municipal Money Fund	721,078	1,611,837	2,332,915	—	$37

(d)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$52,301,815	—	$52,301,815
Short-Term Securities	$2,332,915	—	—	2,332,915

Total	$2,332,915	$52,301,815	—	$54,634,730

[1] See above Schedule of Investments for values in each sector.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	20

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Assets
Investments at value — unaffiliated[1]	$93,628,905	$245,281,448	$52,301,815
Investments at value — affiliated[2]	3,284,934	3,882,718	2,332,915
Receivables:
Interest	967,366	3,023,060	491,465
Investments sold	65,923	—	—
Prepaid expenses	4,108	6,414	4,115

Total assets	97,951,236	252,193,640	55,130,310

Accrued Liabilities
Payables:
Income dividends — Common Shares	178,195	747,677	93,040
Investment advisory fees	31,961	82,373	17,821
Investments purchased	—	437,556	—
Officer’s and Trustees’ fees	13,159	47,362	9,321
Interest expense	—	2,024	—
Other accrued expenses payable	47,340	76,597	59,252

Total accrued liabilities	270,655	1,393,589	179,434

Other Liabilities
TOB Trust Certificates	—	3,750,000	—

Total liabilities	270,655	5,143,589	179,434

Net Assets Applicable to Common Shareholders	$97,680,581	$247,050,051	$54,950,876

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[3]	$92,535,843	$233,703,378	$52,798,382
Undistributed net investment income	2,252,635	7,225,508	1,036,248
Accumulated net realized loss	(647,176)	(473,472)	(295,299)
Net unrealized appreciation (depreciation)	3,539,279	6,594,637	1,411,545

Net Assets Applicable to Common Shareholders	$97,680,581	$247,050,051	$54,950,876

Net asset value, per Common Share	$15.18	$15.53	$15.13

[1] Investments at cost — unaffiliated	$90,089,626	$238,686,811	$50,890,270
[2] Investments at cost — affiliated	$3,284,934	$3,882,718	$2,332,915
[3] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	21

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Investment Income
Interest	$1,455,811	$4,015,954	$672,634
Dividends — affiliated	—	10,589	—

Total income	1,455,811	4,026,543	672,634

Expenses
Investment advisory	194,767	502,998	119,755
Professional	24,679	33,897	24,702
Transfer agent	8,897	13,195	11,787
Accounting services	8,863	18,620	6,486
Registration	4,531	4,531	4,531
Officer and Trustees	4,109	10,334	2,265
Printing	3,760	5,650	3,468
Custodian	3,609	8,314	2,889
Remarketing fees for Preferred Shares	—	—	8,694
Rating agency	—	5,515	5,517
Miscellaneous	7,994	16,829	9,015

Total expenses excluding interest expense and fees	261,209	619,883	199,109
Interest expense and fees[1]	—	12,165	—

Total expenses	261,209	632,048	199,109
Less fees waived by the Manager	(189)	(15)	(976)

Total expenses after fees waived	261,020	632,033	198,133

Net investment income	1,194,791	3,394,510	474,501

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	220,096	713,619	276,003
Capital gain distributions received from affiliated investment companies	—	—	37

	220,096	713,619	276,040

Net change in unrealized appreciation (depreciation) on investments	(913,744)	(3,115,931)	(497,355)

Net realized and unrealized loss	(693,648)	(2,402,312)	(221,315)

Distributions to AMPS Shareholders From
Net investment income	—	(75)	(3,026)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$501,143	$992,123	$250,160

[1] Related to TOB Trusts.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,194,791	$2,556,655	$3,394,510	$9,764,771
Net realized gain	220,096	200,752	713,619	7,787,266
Net change in unrealized appreciation (depreciation)	(913,744)	306,107	(3,115,931)	(3,672,047)
Distributions to AMPS Shareholders from net investment income	—	(4,188)	(75)	(57,682)

Net increase in net assets applicable to Common Shareholders resulting from operations	501,143	3,059,326	992,123	13,822,308

Distributions to Common Shareholders From[1]
Net investment income	(1,259,587)	(3,462,256)	(4,692,868)	(10,750,645)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(758,444)	(402,930)	(3,700,745)	3,071,663
Beginning of period	98,439,025	98,841,955	250,750,796	247,679,133

End of period	$97,680,581	$98,439,025	$247,050,051	$250,750,796

Undistributed net investment income, end of period	$2,252,635	$2,317,431	$7,225,508	$8,523,941

			BlackRock New York Municipal 2018 Term Trust (BLH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:			Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income			$474,501	$1,266,376
Net realized gain			276,040	8,388
Net change in unrealized appreciation (depreciation)			(497,355)	707,530
Distributions to AMPS Shareholders from net investment income			(3,026)	(15,396)

Net increase in net assets applicable to Common Shareholders resulting from operations			250,160	1,966,898

Distributions to Common Shareholders From[1]
Net investment income			(574,018)	(1,359,116)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders			(323,858)	607,782
Beginning of period			55,274,734	54,666,952

End of period			$54,950,876	$55,274,734

Undistributed net investment income, end of period			$1,036,248	$1,138,791

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	23

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.30		$15.36		$15.81		$15.60		$14.34		$14.36

Net investment income[1]	0.19		0.40		0.61		0.71		0.86		0.98
Net realized and unrealized gain (loss)	(0.11)		0.08		(0.42)		0.28		1.28		(0.11)
Distributions to AMPS Shareholders from net investment income	—		(0.00)[2]		(0.01)		(0.02)		(0.02)		(0.03)

Net increase from investment operations	0.08		0.48		0.18		0.97		2.12		0.84

Distributions to Common Shareholders from net investment income[3]	(0.20)		(0.54)		(0.63)		(0.76)		(0.86)		(0.86)

Net asset value, end of period	$15.18		$15.30		$15.36		$15.81		$15.60		$14.34

Market price, end of period	$14.87		$15.24		$15.77		$16.21		$16.34		$15.38

Total Return[4]
Based on net asset value	0.50%	[5]	3.09%		1.07%		6.16%		14.86%		5.56%

Based on market price	(1.17)%	[5]	0.01%		1.21%		3.92%		12.17%		7.73%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.54%	[6]	0.57%	[7]	0.82%	[7]	0.93%	[7]	0.93%	[7]	0.92%	[7]

Total expenses after fees waived and paid indirectly	0.54%	[6]	0.57%	[7,8]	0.82%	[7,8]	0.92%	[7]	0.91%	[7]	0.91%	[7]

Net investment income	2.45%	[6]	2.57%	[7]	3.92%	[7]	4.51%	[7]	5.82%	[7]	6.64%	[7]

Distributions to AMPS Shareholders	—		0.00%	[9]	0.07%		0.14%		0.17%		0.24%

Net investment income to Common Shareholders	2.45%	[6]	2.57%		3.85%		4.37%		5.65%		6.40%

Supplemental Data
Net assets Applicable to Common Shareholders, end of period (000)	$97,681		$98,439		$98,842		$101,729		$100,345		$92,260

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$26,850		$55,525		$55,525		$55,525

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$117,032		$70,803		$70,180		$66,542

Portfolio turnover rate	1%		12%		—		15%		28%		7%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and remarketing fees was 0.57%, and 0.75%, respectively.

[9]	Amount is less than 0.005%.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JUNE 30, 2015

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.76		$15.57	$16.07	$15.66	$14.58	$14.32

Net investment income[1]	0.21		0.61	0.72	0.87	1.04	1.07
Net realized and unrealized gain (loss)	(0.14)		0.26	(0.44)	0.50	1.00	0.16
Distributions to AMPS Shareholders from net investment income	(0.00)[2]		(0.00)[2]	(0.01)	(0.02)	(0.02)	(0.03)

Net increase from investment operations	0.07		0.87	0.27	1.35	2.02	1.20

Distributions to Common Shareholders from net investment income[3]	(0.30)		(0.68)	(0.77)	(0.94)	(0.94)	(0.94)

Net asset value, end of period	$15.53		$15.76	$15.57	$16.07	$15.66	$14.58

Market price, end of period	$15.28		$16.13	$15.94	$16.56	$16.59	$15.75

Total Return[4]
Based on net asset value	0.39%	[5]	5.53%	1.55%	8.42%	13.86%	7.94%

Based on market price	(3.49)%	[5]	5.50%	0.88%	5.46%	11.66%	10.22%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.51%	[7]	0.64%	0.73%	0.86%	0.85%	0.88%

Total expenses after fees waived[6]	0.51%	[7]	0.64% [8]	0.73% [8]	0.86%	0.85%	0.88%

Total expenses after fees waived and excluding interest expense and fees[6]	0.50%	[7]	0.63%	0.72%	0.85%	0.84%	0.87%

Net investment income	2.75%	[7]	3.89%	4.56%	5.51%	6.94%	7.23%

Distributions to AMPS Shareholders	0.00%	[7,9]	0.02%	0.06%	0.14%	0.16%	0.23%

Net investment income to Common Shareholders	2.75%	[7]	3.87%	4.50%	5.37%	6.78%	7.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$247,050		$250,751	$247,679	$255,711	$249,069	$231,925

AMPS Shares outstanding at $25,000 liquidation preference, end of period (000)	—		—	$69,250	$133,850	$133,850	$133,850

Asset coverage per AMPS Share at $25,000 liquidation preference, end of period	—		—	$114,415	$72,761	$71,521	$68,319

Borrowings outstanding, end of period (000)	$3,750		$3,750	$3,750	$3,750	$3,750	$3,750

Asset coverage, end of period per $1,000 of borrowings	$66,880		$67,867	$67,048	$69,190	$67,418	$62,847

Portfolio turnover rate	4%		14%	3%	23%	13%	6%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Annualized.

[8]	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees was 0.60% and 0.67%, respectively.

[9]	Amount is less than 0.005%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2015	25

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.21		$15.05	$15.67	$15.64	$15.18	$15.57

Net investment income[1]	0.13		0.35	0.44	0.65	1.00	1.03
Net realized and unrealized gain (loss)	(0.05)		0.18	(0.48)	0.23	0.46	(0.33)
Distributions to AMPS Shareholders from net investment income	(0.00)[2]		(0.00)[2]	(0.01)	(0.02)	(0.02)	(0.03)

Net increase (decrease) from investment operations	0.08		0.53	(0.05)	0.86	1.44	0.67

Distributions to Common Shareholders from net investment income[3]	(0.16)		(0.37)	(0.57)	(0.83)	(0.98)	(1.06)

Net asset value, end of period	$15.13		$15.21	$15.05	$15.67	$15.64	$15.18

Market price, end of period	$14.88		$14.95	$15.23	$16.05	$16.71	$15.92

Total Return[4]
Based on net asset value	0.52%	[5]	3.58%	(0.36)%	5.34%	9.41%	3.90%

Based on market price	0.58%	[5]	0.61%	(1.55)%	0.99%	11.46%	0.39%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.73%	[7]	0.79%	0.89%	0.96%	0.99%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	0.72%	[7,8]	0.79% [8]	0.89% [8]	0.95%	0.98%	1.01%

Net investment income[6]	1.73%	[7]	2.29%	2.89%	4.11%	6.52%	6.60%

Distributions to AMPS Shareholders	0.01%	[7]	0.03%	0.07%	0.14%	0.16%	0.22%

Net investment income to Common Shareholders	1.72%	[7]	2.26%	2.82%	3.97%.	6.36%	6.38%

Supplemental Data
Net assets applicable to Common Shareholders end of period (000)	$54,951		$55,275	$54,667	$56,921	$56,808	$55,159

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		$12,050	$16,425	$31,400	$31,400	$31,400

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		$139,678	$108,207	$70,319	$70,230	$68,918

Portfolio turnover rate	2%		4%	7%	48%	16%	6%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Annualized.

[8]

For the six months ended June 30, 2015, year ended December 31, 2014 and year ended December 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees were 0.69%, 0.75% and 0.83%, respectively.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the 1940 Act as a closed-end management investment companies and referred to herein collectively as the “Trusts”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal 2018 Term Trust	BJZ	Delaware	Non-diversified
BlackRock Municipal 2018 Term Trust	BPK	Delaware	Diversified
BlackRock New York Municipal 2018 Term Trust	BLH	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“the Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain borrowings (e.g., TOB transactions) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such borrowings. Doing so allows the borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

SEMI-ANNUAL REPORT	JUNE 30, 2015	27

Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 8.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: BPK leverages its assets through the use of TOB transactions. BPK transfers municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which BPK has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and BPK, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedule of Investments including the maximum potential amounts owed by BPK.

The TOB Residuals held by BPK generally provide BPK with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. Thereafter, BPK may withdraw a corresponding share of the municipal bonds from the TOB Trust.

28	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

The TOB Trust may be collapsed without the consent of BPK, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., BPK). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended June 30, 2015, no TOB Trusts in which BPK participated were terminated without the consent of BPK.

TOB Trusts are typically supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of TOTES (as described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Trust Certificates or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. The Liquidity Provider is not obligated to advance such a loan. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust. Tendered TOB Trust Certificates are supported by a remarketing agent. However, the remarketing agent is not anticipated to purchase tendered TOB Trust Certificates for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates.

BPK may invest in TOB Trusts on either a non-recourse or recourse basis. When BPK invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If BPK invests in a TOB Trust on a recourse basis, BPK will typically enter into a reimbursement agreement with the Liquidity Provider where BPK is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BPK invests in a recourse TOB Trust, BPK will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by BPK at June 30, 2015, in proportion to its participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by BPK.

Should short-term interest rates rise, BPK’s investments in TOB transactions may adversely affect BPK’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect BPK’s NAV per share.

While BPK’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow BPK to borrow money for purposes of making investments. BPK’s management believes that BPK’s restrictions on borrowings do not apply to the secured borrowings. BPK’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to BPK. BPK typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in BPK’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

The carrying amount of BPK’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by BPK on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, BPK incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender

SEMI-ANNUAL REPORT	JUNE 30, 2015	29

Notes to Financial Statements (continued)

such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. At June 30, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates, and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts	Liability for TOB Trust Certificates	Interest Rate
BPK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	$5,508,650	$3,750,000	0.32%

For the six months ended June 30, 2015, BPK’s average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	$3,750,000	0.60%

The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by BPK at June 30, 2015.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly managed assets. Average weekly managed assets are the average weekly value of each Trust’s total assets minus its total accrued liabilities (which does not included liabilities represented by TOB Trusts leverage and liquidation preference of AMPS).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments excluding short-term securities, were as follows:

	BJZ	BPK	BLH
Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,083,800	$9,989,990	$1,180,000
Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . .	$3,670,856	$14,221,221	$14,465,407

6. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended December 31, 3014. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

30	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BPK	BLH
2015	$206,712	$875,158	$279,850
2017	660,560	202,544	—
2018	—	—	291,488

Total	$867,272	$1,077,702	$571,338

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:
	BJZ	BPK	BLH
Tax cost	$93,374,560	$239,473,549	$53,223,414

Gross unrealized appreciation	$3,559,999	$7,880,099	$1,417,683
Gross unrealized depreciation	(20,720)	(1,939,482)	(6,367)

Net unrealized appreciation	$3,539,279	$5,940,617	$1,411,316

7. Principal Risks:

BJZ and BLH, each invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject BJZ and BLH to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, BJZ’s and BLH’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of June 30, 2015, BJZ invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. BLH and BPK invested a significant portion of their assets in the county/city/special district/school district sector. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

SEMI-ANNUAL REPORT	JUNE 30, 2015	31

Notes to Financial Statements (continued)

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, the Trusts will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Trusts. The Trusts may utilize service providers in meeting these responsibilities. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Trusts as the TOB Residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

8. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the six months ended June 30, 2015 and the year ended December 31, 2014, shares issued and outstanding remained constant.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In

32	SEMI-ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

AMPS

The AMPS were redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

Dividends on seven-day AMPS were cumulative at a rate which was reset every seven days, based on the results of an auction. If the AMPS failed to clear the auction on an auction date, each Trust was required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares were successfully auctioned. The maximum applicable rate on the AMPS was as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Trust for the period were as follows:

	Series	Low	High	Average
BPK	W7	0.12%	0.12%	0.12%
	R7	0.12%	0.12%	0.12%
BLH	T7	0.08%	0.17%	0.12%

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 0.21% for the six months ended June 30, 2015. A failed auction was not an event of default for the Trusts, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers.

The Trusts paid commissions of 0.15% on the aggregate principal amount of all shares that failed to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully cleared their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

As of June 30, 2015, the Trusts did not have any AMPS outstanding.

During the six months ended June 30, 2015, BLH announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BLH	T7	3/18/15	482	$12,050,000

During the year ended December 31, 2014, the Trusts announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M7	1/21/14	350	$8,750,000
	M7	3/04/14	525	$13,125,000
	M7	4/22/14	100	$2,500,000
	M7	6/10/14	99	$2,475,000
BPK	R7	1/03/14	105	$2,625,000
	R7	1/17/14	155	$3,875,000

SEMI-ANNUAL REPORT	JUNE 30, 2015	33

Notes to Financial Statements (concluded)

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BPK	R7	6/06/14	15	$375,000
	R7	11/07/14	105	$2,625,000
	R7	12/26/14	550	$13,750,000
	W7	1/02/14	105	$2,625,000
	W7	1/16/14	155	$3,875,000
	W7	6/05/14	15	$375,000
	W7	11/06/14	105	$2,625,000
	W7	12/26/14	550	$13,750,000
	R7	1/02/15	455	$11,375,000
	W7	1/02/15	455	$11,375,000
BLH	T7	6/11/14	75	$1,875,000
	T7	7/02/14	100	$2,500,000

During the year ended December 31, 2013, the Trusts announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M7	1/22/13	261	$6,525,000
	M7	4/09/13	228	$5,700,000
	M7	7/02/13	88	$2,200,000
	M7	8/06/13	56	$1,400,000
	M7	9/10/13	80	$2,000,000
	M7	10/29/13	124	$3,100,000
	M7	12/31/13	310	$7,750,000
BPK	W7	1/24/13	714	$17,850,000
	W7	1/31/13	40	$1,000,000
	W7	5/23/13	206	$5,150,000
	W7	8/01/13	112	$2,800,000
	W7	9/12/13	92	$2,300,000
	W7	10/10/13	88	$2,200,000
	W7	11/29/13	40	$1,000,000
	R7	1/25/13	714	$17,850,000
	R7	2/01/13	40	$1,000,000
	R7	5/24/13	206	$5,150,000
	R7	8/02/13	112	$2,800,000
	R7	9/13/13	92	$2,300,000
	R7	10/11/13	88	$2,200,000
	R7	11/29/13	40	$1,000,000
BLH	T7	1/23/13	223	$5,575,000
	T7	7/31/13	136	$3,400,000
	T7	9/11/13	104	$2,600,000
	T7	10/30/13	136	$3,400,000

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend on August 3, 2015 to Common Shareholders of record on July 15, 2015 as follows:

Common Dividend Per Share
BJZ	$0.0277
BPK	$0.0470
BLH	$0.0256

Additionally, the Trusts declared a net investment income dividend August 3, 2015 payable to Common Shareholders of record on August 14, 2015 for the same amounts noted above.

34	SEMI-ANNUAL REPORT	JUNE 30, 2015

Disclosure of Investment Advisory Agreements

The Board of Trustees (each a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH” and together with BJZ and BPK, each a “Trust,” and, collectively, the “Trusts”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Trusts by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trusts’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trusts; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Trusts; services provided to the Trusts by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

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Disclosure of Investment Advisory Agreements (continued)

The Board of each Trust considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each of BJZ, BPK and BLH has redeemed 100% of its outstanding AMPs.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared the Trusts’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain services (in addition to any such services provided to the Trusts by third parties) and

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

36	SEMI-ANNUAL REPORT	JUNE 30, 2015

Disclosure of Investment Advisory Agreements (continued)

officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in its applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BJZ and BLH noted that for each of the one-, three- and five-year periods reported, its respective Trust ranked in the fourth quartile against its Lipper Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BJZ and BLH in that it measures a blend of total return and yield.

The Board of BPK noted that for the one-, three- and five-year periods reported, BPK ranked in the fourth, fourth and first quartiles against its Lipper Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BPK in that it measures a blend of total return and yield.

The Board of each of BJZ, BLH and BPK and BlackRock reviewed and discussed the reasons for its respective Trust’s performance during these periods. BJZ’s, BLH’s and BPK’s Board was informed that, among other things, each of BJZ, BLH and BPK has a targeted maturity, and as such is managed to achieve the specific maturity goal. The peer funds within the Lipper Performance Universe Composite generally do not have a similar specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability

SEMI-ANNUAL REPORT	JUNE 30, 2015	37

Disclosure of Investment Advisory Agreements (continued)

with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BJZ noted that BJZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BJZ’s Expense Peers.

The Board of each of BPK and BLH noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

38	SEMI-ANNUAL REPORT	JUNE 30, 2015

Disclosure of Investment Advisory Agreements (concluded)

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding, including the completion of the redemption of AMPS for BJZ, BLH and BPK; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	JUNE 30, 2015	39

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

40	SEMI-ANNUAL REPORT	JUNE 30, 2015

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

SEMI-ANNUAL REPORT	JUNE 30, 2015	41

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	SEMI-ANNUAL REPORT	JUNE 30, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK3-6/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date:	September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal 2018 Term Trust

Date:	September 3, 2015

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